UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2008
Date of Report (Date of earliest event reported)

PhotoMedex, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-11635	59-2058100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
147 Keystone Drive, Montgomeryville, Pennsylvania 18936
(Address of principal executive offices)
(Zip Code)

(215) 619-3600
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Regulation FD Disclosure. On May 13, 2008, the Registrant announced that Blue Cross Blue Shield of Massachusetts has adopted a medical policy approving payment for medically necessary treatment of vitiligo and mild to moderate psoriasis using the PhotoMedex XTRAC® laser system. Registrant first learned of this policy on May 9, 2008.

The Information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12 (a) (2) of the Securities Act of 1933, as amended.

A copy of the press release issued by the Registrant concerning the announcement is furnished herewith as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(c) Exhibits.

         99.1        Press Release, dated May 13, 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Dated:	May 13, 2008	By:	/s/ Jeffrey F. O'Donnell
Jeffrey F. O'Donnell
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated May 13, 2008.